THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Julie F. Williams
    Julie F. Williams
    Secretary


                      [LOGO OF THE AMERICAN FUNDS GROUP(R)]
--------------------------------------------------------------------------------


                             Intermediate Bond Fund
                                 of America(R)

                                   Prospectus



                                NOVEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

INTERMEDIATE BOND FUND OF AMERICA
333 South Hope Street
Los Angeles, California 90071

TICKER SYMBOL: AIBAX            NEWSPAPER ABBREV.: IntBd            FUND NO.: 23

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                                           4
 ................................................................................
Fees and Expenses of the Fund                                                 7
 ................................................................................
Investment Objective, Strategies and Risks                                    8
 ................................................................................
Important Recent Developments                                                11
 ................................................................................
Management and Organization                                                  11
 ................................................................................
Shareholder Information                                                      13
 ................................................................................
Purchase and Exchange of Shares                                              14
 ................................................................................
Distribution Arrangements                                                    17
 ................................................................................
Financial Highlights                                                         19

--------------------------------------------------------------------------------



23-010-1198/RRD                INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS  3




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to provide you with current income while preserving your invest-ment, by maintaining a portfolio having an average effective maturity of no more than five years and consisting of debt securities with quality ratings ofA or better by either Standard & Poor's Corporation or Moody's Investors Service, Inc.

The fund is designed for investors seeking income and more price stability than stocks and longer-term bonds, and capital preservation over the long term. An investment in the fund is subject to risks, including the possibility that its share price and total return may decline in response to certain events, such as a rise in interest rates or changes in the market or general economy. In addi-tion, the value of debt securities may be affected by changes in credit rat-ings. Accordingly, you may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaran-teed by the Federal Deposit Insurance Corporation or any other government agen-cy, entity or person.

 4  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:
               [CHART OF THE FUND'S RESULTS CALCULATED WITHOUT
                  A SALES CHARGE ON A CALENDAR YEAR BASIS]

         CALENDAR YEAR            FUND'S RESULTS
         -------------            --------------
             1988                      3.21%
             1989                     10.02%
             1990                      7.92%
             1991                      14.3%
             1992                      6.35%
             1993                      9.13%
             1994                     -2.99%
             1995                     13.86%
             1996                      4.15%
             1997                      7.01%

 The fund's highest/lowest quarterly results during this time period were:

 X HIGHEST 5.02% (quarter ended December 31, 1991)
 X LOWEST -2.63% (quarter ended March 31, 1994)

                               INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For periods ended December 31, 1997:

AVERAGE      THE FUND WITH
ANNUAL          MAXIMUM     SALOMON
TOTAL        SALES CHARGE    SMITH
RETURN        DEDUCTED/1/  BARNEY/2/ CPI/3/
----------------------------------------------
One Year         1.92%       8.42%   1.70%
 ..............................................
Five Years       5.05%       6.90%   2.60%
 ..............................................
Lifetime/4/      6.76%       8.39%   3.40%

Yield/1/: 5.52%

(For current yield information, please call American FundsLine(R) at 1-800-325-
3590)

/1/ These fund results were calculated according to a formula which requires that the maximum sales charge be deducted. Results would be higher if they were calculated at net asset value.

/2/ The Salomon Smith Barney Broad Investment-Grade Medium Term Index represents a market capitalization-weighted index that includes U.S. Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporate obligations with a maturity of one to ten years. This index is unmanaged and does not reflect sales charges, commissions or expenses.

/3/ The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/4/ The fund began investment operations on February 19, 1988.

 These results are meant to illustrate the potential fluctuations in the fund's results over shorter periods of time. Past results are not an indica-tion of future results.

 6  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                       4.75%/1/
 ................................................................................
Maximum sales charge imposed on reinvested dividends         0%
 ................................................................................
Maximum deferred sales charge                                0%/2/
 ................................................................................
Redemption or exchange fees                                  0%

/1/Sales charges are reduced or eliminated for larger purchases.

/2/A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the fund assets)

------------------------------------------------
Management
 Fees           0.39%*
 ................................................
Service
 (12b-1)
 Fees           0.30%**
 ................................................
Other
 Expenses       0.10%
 ................................................
Total
 Annual
 Fund
 Operating
 Expenses       0.79%

 ................................................

* Does not reflect fee waiver. During the year, Capital Research and Management Company reduced management fees to reimburse the fund for certain distribution expenses. With the waiver, management fees (as a percentage of average net assets) are 0.36% and total operating expenses are 0.76%.

** 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year     $  552
 ....................
Three years  $  715
 ....................
Five years   $  893
 ....................
Ten years    $1,406

                               INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS  7


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you with current income consis-tent with preservation of capital. It invests primarily in fixed-income securi-ties with quality ratings of A or better (by either Standard & Poor's Corpora-tion or Moody's Investors Service, Inc.), including securities issued and guar-anteed by the U.S. government and securities backed by mortgages or other as-sets. The fund's aggregate portfolio will have an average effective maturity no longer than five years. A bond's effective maturity is the market's trading as-sessment of its maturity and represents an estimate of the most likely time when an investor in that bond will receive payment of principal. For example, as market interest rates decline, issuers may exercise call provisions which acts to shorten the bond's effective maturities. Conversely, if interest rates rise, effective maturities tend to lengthen. The average effective maturity is the market-weighted average (i.e., more weight is given to larger holdings) of all effective maturities in the portfolio.

The values of certain debt securities held by the fund may be affected by changing interest rates, effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when inter-est rates rise and vice versa. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. In addition, many types of debt securities, including mortgage-related securities are sub-ject to prepayment risk. For example, when interest rates fall, homeowners are more likely to refinance their home mortgages and "prepay" their principal ear-lier than expected. The fund must then reinvest the unanticipated principal in new securities when interest rates on new mortgage investments are falling, thus reducing the income of the fund.

Debt securities are also subject to credit risk which is the possibility that an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and by doing a credit analysis of each issuer as well as by monitoring economic and legislative developments. The fund may also invest a substantial portion of its portfolio in cash or cash equivalents. The extent of the fund's cash position will be dependent on market conditions, fund purchases and redemptions, and other factors. For example, under certain circumstances, in response to abnor-mal market conditions, the fund may be invested substantially in cash or cash equivalents. This will detract from the achievement of the fund's objective over the short term, and it may protect the fund during a market downturn.

8  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities which represent good investment opportunities.

OTHER IMPORTANT INVESTMENT PRACTICES

The fund may also invest in asset-backed securities (securities backed by as-sets such as loans, accounts receivable originated by banks, credit card compa-nies, or other providers of credit). The loans underlying these securities are subject to prepayments which can decrease maturities and returns. In addition, the values of the securities are ultimately dependent upon payment of the un-derlying loans by individuals. To lessen the effect of failures by individuals to make payments on these loans, the securities may provide guarantees or other types of credit support up to a certain amount. Therefore, the credit quality of asset-backed securities depends primarily on the credit quality of the un-derlying assets.

ADDITIONAL INVESTMENT RESULTS

The following additional investment results are for periods ended December 31, 1997:

AVERAGE
ANNUAL        THE FUND WITH
TOTAL              NO          LIPPER
RETURN       SALES CHARGE/1/ AVERAGE/2/
---------------------------------------
One Year          7.01%        6.67%
 .......................................
Five Years        6.08%        5.91%
 .......................................
Lifetime/3/       7.28%        7.35%

/1/These fund results were calculated according to a formula that is required for all stock and bond funds.
/2/The Lipper Short-Intermediate Investment Grade Debt average represents funds that invest at least 65% of their assets in investment grade debt issues (rated in the top of four grades) with dollar-weighted average maturities of one to five years.
/3/The fund began investment operations on February 19, 1988.

                                INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS 9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following chart illustrates the portfolio composition of the fund as of the end of its fiscal year, August 31, 1998.
              [CHART OF PORTFOLIO COMPOSITION OF THE FUND AS
                       OF THE END OF ITS FISCAL YEAR]

FEDERAL AGENCY MORTGAGE-BACKED              30%
 .......................................................
U.S. GOV./AGENCY (NON-MORTGAGE)             23%
 .......................................................
OTHER MORTGAGE-BACKED                       21%
 .......................................................
ASSET-BACKED                                12%
 .......................................................
CORPORATE BONDS                             10%
 .......................................................
CASH & EQUIVALENTS                           4%
 .......................................................

                                     PERCENT OF
  BOND HOLDINGS BY QUALITY CATEGORY  NET ASSETS
 ------------------------------------------------------------
  U.S. Government/Agency                52.4%
 ............................................................
  AAA                                   34.4%
 ............................................................
  AA                                     9.2%
 ............................................................
  Cash Equivalents                       4.0%

 ............................................................

 Average effective maturity of the fund's portfolio = 4.33 years
 Because the fund is actively managed, its holdings will change from time to time.

10  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.
--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

                              INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS  11


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Coun-selors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Man-agement Company's investment committee). In addition, Capital Research and Man-agement Company's research professionals may make investment decisions with re-spect to a portion of a fund's portfolio. The primary individual portfolio counselors for Intermediate Bond Fund of America are listed below.


                                                              APPROXIMATE
                                                         YEARS OF EXPERIENCE AS
                                                                   AN
                                                        INVESTMENT PROFESSIONAL
                                                               (INCLUDING
                                                             THE LAST FIVE
                                                                 YEARS)
                                                       .........................

                                      YEARS OF EXPERIENCE
                                              AS
   PORTFOLIO                          PORTFOLIO COUNSELOR WITH CAPITAL
  COUNSELORS                                  FOR         RESEARCH AND
FOR INTERMEDIATE                       INTERMEDIATE BOND   MANAGEMENT
 BOND FUND OF                           FUND OF AMERICA    COMPANY OR
    AMERICA         PRIMARY TITLE(S)     (APPROXIMATE)     AFFILIATES   TOTAL YEARS
 ----------------------------------------------------------------------------------
 JOHN H.           Executive Vice     7 years             15 years      16 years
 SMET              President
                   of the fund. Vice
                   President, Capital
                   Research and
                   Management Company
 ----------------------------------------------------------------------------------
 THOMAS H.         Vice President --  2 years             9 years       12 years
 HOGH              Investment
                   Management Group,
                   Capital Research
                   and Management
                   Company
 ----------------------------------------------------------------------------------
 JOHN W.           Vice President --  7 years             10 years      10 years
 RESSNER           Investment
                   Management Group,
                   Capital Research
                   and Management
                   Company
 ----------------------------------------------------------------------------------
   The fund began operations on February 19, 1988.


12  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES
American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Com-pany has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                           [map of the United States]

      WESTERN SERVICE    WESTERN CENTRAL    EAST CENTRAL         EASTERN SERVICE
      CENTER             SERVICE CENTER     SERVICE CENTER       CENTER
      American Funds     American Funds     American Funds       American Funds
      Service Company    Service Company    Service Company      Service Company
      P.O. Box 2205      P.O. Box 659522    P.O. Box 6007        P.O. Box 2280
      Brea, California   San Antonio,       Indianapolis,        Norfolk, Virginia
      92822-2205         Texas              Indiana              23501-2280
      Fax: 714/671-7080  78265-9522         46206-6007           Fax: 757/670-4773
                         Fax: 210/474-4050  Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to own-ing a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Serv-ice Company.

You may invest in the fund through various retirement plans. However, some re-tirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.

                              13  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer autho-rized to sell the fund's shares. You may purchase additional shares using vari-ous options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group gen-erally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the ap-propriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regard-ing electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RE-SERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR PO-TENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

---------------------------------------------------------------
To establish an account                                  $1,000
 For a retirement plan account                           $  250
 For a retirement plan account through payroll deduction $   25
To add to an account                                     $   50
 For a retirement plan account through payroll deduction $   25

SHARE PRICE

The fund determines its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, mar-ket prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the securi-ty.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and ac-cepts your request. The offering price is the net asset value plus a sales charge, if applicable.

14  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                        SALES CHARGE AS A PERCENTAGE OF
                                        ...............................

                                                       NET    DEALER CONCESSION
                                        OFFERING      AMOUNT       AS % OF
INVESTMENT                               PRICE       INVESTED  OFFERING PRICE
-----------------------------------------------------------------------------------------
Less than $25,000                         4.75%       4.99%        4.00%
 .........................................................................................
$25,000 but less than $50,000             4.50%       4.71%        3.75%
 .........................................................................................
$50,000 but less than $100,000            4.00%       4.17%        3.25%
 .........................................................................................
$100,000 but less than $250,000           3.50%       3.63%        2.75%
 .........................................................................................
$250,000 but less than $500,000           2.50%       2.56%        2.00%
 .........................................................................................
$500,000 but less than $1 million         2.00%       2.04%        1.60%
 .........................................................................................
$1 million or more and certain
other investments described below      see below    see below    see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IM-POSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PUR-CHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any com-bination of the methods described in the statement of additional information or "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of ex-penses are approved in advance by the fund's board of trustees. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services

                              INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS  15

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to or sponsor informational meetings for dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

  -- Over $50,000;

  -- Made payable to someone other than the registered shareholder(s); or

  -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . Additional documentation may be required for sales of shares held in corpo-rate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

 . Redemptions by telephone or fax (including American FundsLine and American
   FundsLine OnLine) are limited to $50,000 per shareholder each day

 . Checks must be made payable to the registered shareholder(s)

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

16  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your ac-count(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided Amer-ican Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.
--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from its net investment income daily and distri-butes the accrued dividends to you each month. Capital gains, if any, are usu-ally distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to pur-chase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends derived from taxable interest income, distributions of capital gains and dividends on gains from the disposition of certain market discount bonds will not be exempt from federal, state or local income tax.

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

                              INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS  17

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

You must provide the fund with a certified correct taxpayer identification num-ber (generally your Social Security Number) and certify that you are not sub-ject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from divi-dends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

18  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects fi-nancial results for a single fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This in-formation has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                              YEAR ENDED AUGUST 31
                                              ....................
                                        1998    1997    1996    1995    1994
                        --------------------------------------------------------
Net Asset Value,
Beginning of Year                      $13.42  $13.26  $13.52  $13.38   $14.64
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     .83     .86     .88     .93      .95
 ................................................................................
Net realized and unrealized
gain (loss) on investments                .17     .15    (.27)    .13    (1.20)
 ................................................................................
Total income (loss) from
investment operations                    1.00    1.01     .61    1.06     (.25)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income                        (.86)   (.85)   (.87)   (.92)    (.94)
 ................................................................................
Distributions from net
realized gains                             --      --      --      --     (.07)
 ................................................................................
Total distributions                      (.86)   (.85)   (.87)   (.92)   (1.01)
 ................................................................................
Net Asset Value,
End of Year                            $13.56  $13.42  $13.26  $13.52   $13.38
 ................................................................................
Total Return/1/                         7.68%   7.83%   4.63%   8.33%  (1.80)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)  $1,459  $1,338  $1,429  $1,501   $1,626
 ................................................................................
Ratio of expenses to
average net assets                      .76%/2/  .82%    .80%    .78%     .83%
 ................................................................................
Ratio of net income
to average net assets                   6.09%   6.40%   6.53%   6.96%    6.79%
 ................................................................................
Portfolio turnover rate                79.19%  41.55%  48.25%  71.91%   52.94%

/1/Excludes maximum sales charge of 4.75%.

/2/Had Capital Research and Management Company not waived management services fees, the fund's expense ratio would have been 0.79% for the fiscal year ended August 31, 1998.

INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS  19


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--------------------------------------------------------------------------------

APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are pro-tected by a large, or by an exceptionally stable margin and principal is se-cure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong posi-tion of such shares."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctu-ation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable in-vestment attributes. Factors giving security to principal and interest are con-sidered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Standard & Poor's rates the long-term debt securities issued by various enti-ties in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is ex-tremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

20  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS


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NOTES

                              INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS  21


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NOTES

22  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS

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NOTES

                              INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS  23



  FOR SHAREHOLDER           FOR RETIREMENT PLAN                   FOR DEALER
  SERVICES                  SERVICES                              SERVICES
  American Funds            Call your employer or                 American Funds
  Service Company           plan administrator                    Distributors
  800/421-0180                                                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

     American                                     American Funds
     FundsLine(R)                                 Internet Web site
     800/325-3590                                 http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. If
 there are any inconsistencies or ambiguities, the English
 text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

   Call American Funds   or      Write to the Secretary of
   Service Company               the fund
   800/421-0180 ext. 1           333 South Hope Street
                                 Los Angeles, California
                                 90071

 Investment Company File No. 811-5446   [LOGO OF RECYCLED PAPER] Printed on
                                        recycled paper